GOODWILL	12 Months Ended
Dec. 31, 2019
Goodwill.
GOODWILL

11. GOODWILL

The changes in the carrying amount of goodwill by reporting unit for the years ended December 31, 2018 and 2019 were as follows:

	K‑12	CP&CE
	Schools	Programs	Consolidated
	RMB	RMB	RMB
Balance as of December 31, 2017	25,710	47,456	73,166
Goodwill recognized during the year	—	—	—
Goodwill impairment (Note i)	—	—	—
Balance as of December 31, 2018	25,710	47,456	73,166
Goodwill recognized during the year (Note 23)	—	20,911	20,911
Goodwill impairment (Note i)	—	(33,724)	(33,724)
Balance as of December 31, 2019	25,710	34,643	60,353

(Note i) In 2019, the Group elected to start with the quantitative impairment test for goodwill. The management determined that the Income Approach, specifically the Discounted Cash Flow (“DCF”) method, is appropriate. For CP&CE Programs, revenue has kept at an increased trend compared to the year of 2018. However, some business units has kept downward trends in business performance and operating results, and the management decided to suspend some non-performing business units in order to solidify the operational base and enhance future growth prospects. As a result, lower projection of cash flows was used for these business units. For the rest of entities, the management would continue to maintain business, develop new programs and service portfolios and organize resources in a more effective way. For K-12 segment, the management decided to use a flat and conservative growth rate. Other key assumptions besides cash flow projections included discount rates in the range from 15% to 16%  and terminal growth rate of 3%.  As a result of the above factors, fair value of CP&CE Programs was less than its carrying amount, with an impairment loss of RMB 33,724 recognized for the year ended December 31, 2019. There was no goodwill impairment loss recognized in 2017 and 2018 respectively.